EXHIBIT S


               RESOLVED, that the Registration Statement and any and all amendments thereto may be signed by any one of Margaret W. Chambers, Stephanie D. Pierce, Douglas C. Conroy, Christopher J. Kelley, Kathleen K. Morrisey or Elba Vasquez, as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; and that the appointment of each such person as such attorney-in-fact hereby is authorized and approved; and that such attorneys-in-fact, and each of them, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such registration Statement and any and all amendments and supplements thereto, as fully to all intents and purposes as the officer for whom he or she is acting as attorney-in-fact, might or could do in person; and it was further

                          * * * * * * * * * * * * * * *

                                POWER OF ATTORNEY

          The undersigned hereby constitute and appoint Margaret W. Chambers, Stephanie D. Pierce, Douglas C. Conroy, Christopher J. Kelley, Kathleen K. Morrisey and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ JOSEPH S. DIMARTINO
-----------------------------                     July 19, 1999
Joseph S. DiMartino


/s/ DAVID W. BURKE
-----------------------------                     July 19, 1999
David W. Burke


/s/ HODDING CARTER, II
-----------------------------                     July 19, 1999
Hodding Carter II

/s/ EHUD HOUMINER
-----------------------------                     July 19, 1999
Ehud Houminer


/s/ RICHARD C. LEONE
-----------------------------                     July 19, 1999
Richard C. Leone


/s/ HANS C. MAUTNER
-----------------------------                     July 19, 1999
Hans C. Mautner


/s/ ROBIN A. PRINGLE
-----------------------------                     July 19, 1999
Robin A. Pringle


/s/ JOHN E. ZUCCOTTI
-----------------------------                     July 19, 1999
John E. Zuccotti